EXHIBIT 10.01-10
[Execution Copy]

AMENDMENT NO. 10 TO THE
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT
APS Contract No.: 4172-419.00

NOVEMBER 21, 1985

AMENDMENT NO. 10 TO THE
ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

l.	Parties:
The Parties to this Amendment No. 10 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as "Amendment No. 10", are: ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Arizona"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as "Edison"; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as "PNM"; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as "El Paso"; and SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of    California , doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as "SCPPA".

2.	Recitals:

2.1
Arizona, Salt River Project, Edison, PNM, El Paso and SCPPA are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by Amendment No. 1, dated as of January 1, 1974, Amendment No. 2, dated as of August 28, 1975, Amendment No. 3, dated as of July 22, 1976, Amendment No. 4, dated as of December 15, 1977, Amendment No. 5, dated as of December 5, 1979, Amendment No. 6, dated as of September 28, 1981, Amendment No. 7, dated as of March 4, 1982, Amendment No. 8, dated as of June 17, 1983, and Amendment No. 9, dated as of June 12, 1984, hereinafter, as so amended, referred to as the "Participation Agreement".

2.2	The Participants desire to amend the Participation Agreement to make provision for sale and leaseback financing transactions involving the Participants.

3.	Agreement:

3.1	In consideration of the terms and conditions contained in this Amendment No. 10 to the Participation Agreement, the parties agree as follows:
4.    Effective Date:

4.1	This Amendment No. 10 shall become effective when executed by all Participants.

5.	Amendment No. 10 to the Participation Agreement:

5.1.	Section 3.43 is hereby deleted in its entirety and a new Section 3.43 is added as follows:
"3.43 Participant: Any party hereto and any successor or assignee of such party under Section 15.2 or Section 15.3 and any Transferee under Section 15.10 hereof."

5.2.	Section 3.46 is deleted in its entirety and a new Section 3.46 is added as follows:
"3.46 Project Agreements: This Participation Agreement, any Construction Agreement, any Nuclear Fuel Agreement, but excluding any Nuclear Fuel Agreements for the supply of Uranium Concentrates to which all Participants are not parties, and any agreements between the Participants or any of them and any third party for land, land rights or water rights for ANPP, as such agreements are originally executed or as they may thereafter be supplemented or amended and any other agreements as the Participants agree to designate as Project Agreements. Project Agreements shall not include any deed of trust, mortgage, indenture, security agreement or any agreement or instrument relating to a sale and leaseback transaction, unless the Participants shall otherwise agree."

5.3.	Section 4.1 is deleted in its entirety and a new Section 4.1 is added as follows:
"4.1 Except as otherwise permitted in Section 15.l.l(b) hereof, each Participant shall accept, acquire and own an undivided interest as a tenant in common in ANPP and all Project Agreements in proportion to its Generation Entitlement Share, but excluding (i) Option and Purchase of Effluent Agreement, Agreement No. 13904, dated April 23, 1973, between Arizona and Salt River Project and the Cities of Phoenix, Glendale, Mesa, Scottsdale and Tempe and the Town of Youngtown, except to the extent only that said agreement governs the rights and obligations for the purchase and delivery of wastewater effluent required for Construction Work, Operating Work and Capital Improvements and (ii) any Project Agreement which by its terms establishes an ownership interest or rights of any Participant in the subject matter thereof which differs from its Generation Entitlement Share under this Participation Agreement."

5.4.	The caption of Section 15 is hereby amended to read:
"15. Mortgage, Sale and Leaseback and Transfer of Interest:".

5.5.	Section 15.l is hereby deleted in its entirety and a new Section 15.l is added as follows:

"15.l	The following provisions shall apply to the right of each Participant to enter into mortgage and sale and leaseback transactions.

"15.l.l	Each Participant shall have the right at any time and from time to time to
"(a) mortgage, create or provide for a security interest in or convey in trust all or a part of its ownership share in ANPP, together with an equal interest in the Project Agreements, to a trustee or trustees under deed of trust, mortgage or indenture or to a secured party or parties under a security agreement, as security for its present or future bonds or other obligations or securities, and to any successors or assigns thereof, or
"(b) sell and lease back, under a net lease having a primary term of not less than 25 years, all or any part of its interest in a Generating Unit and Capital Improvements made from time to time with respect thereto, together with all or any part of its Generation Entitlement Share with respect to such Generating Unit or part thereof, to a trustee or trustees under a grantor trust or trusts and to any successors or assigns thereof,
"without need for the prior written consent of any other Participant and without such mortgagee, trustee, secured party or lessor under such sale and leaseback transaction assuming or becoming in any respect obligated to perform any of the obligations of such Participant; provided, however, at or prior to any sale and leaseback pursuant to clause (b) of this Section 15.l.l, the conditions to such transaction set forth in Section 15.6 hereof shall have been satisfied.

"15.l.2    Each lessor under a sale and leaseback transaction permitted under clause (b) of Section 15.l.l shall have the right at any time and from time to time to mortgage, create or provide for a security interest in or convey in trust all or any part of its ownership share in ANPP to a trustee or trustees under deed of trust, mortgage or indenture or to a secured party or parties under a security agreement, as security for its present or future bonds or other obligations or securities, and to any successors or assigns thereof, without need for the prior written consent of any Participant and without such mortgagee, trustee or secured party assuming or becoming in any respect obligated to perform any of the obligations of the Participants."

5.6.	Section 15.2 is amended (i) to redesignate such Section as "15.2.l", (ii) by the addition of a new introductory Section 15.2 as follows:
"15.2 The following provisions shall apply to the exercise of rights in respect of transactions permitted by Section 15 .1."
and (iii) by the addition of a new Section 15.2.2 which reads as follows:
"15.2.2 From and after, but in no event prior to, the date of a rejection or deemed rejection by any receiver, referee or trustee in bankruptcy or reorganization of any Participant of the lease or other executory contract constituting part of a sale and leaseback transaction relating to ANPP to which such Participant is a party, the lessor in such sale and leaseback transaction (or any mortgagee, trustee or secured party under present and future deeds of trust, mortgages, indentures or security agreements of such lessor and any successor or assignee thereof, and any receiver, referee or trustee in bankruptcy or reorganization of such lessor and any successor by action of law or otherwise, and any purchaser, transferee or assignee of any thereof) may (subject, however, to the rights of the other Participants under the Project Agreements, including but not limited to, Section 23 hereof), without need for the prior written consent of any other Participant, (i) succeed to and acquire all the rights, titles and interests of such Participant in ANPP and the Project Agreements, to the extent, but only to the extent, of the Generating Unit (or portion thereof) and the portion of such Participant's Generation Entitlement Share acquired by such lessor in such transaction, and (ii) take over possession of or foreclose upon said property, rights, titles and interests of such Participant, and in such event such lessor or other party shall assume and be obligated fully to perform and discharge all obligations arising thereafter hereunder and under any other Project Agreement of such Participant to the extent, but only to the extent, of the Generating Unit (or portion thereof) and the portion of such Participant's Generation Entitlement Share subject to such transaction."

5.7.	Section 15 is amended by the addition of Sections 15.6, 15.7, 15.8, 15.9 and 15.10 which read as follows:
"15.6 The right of a Participant to enter into a sale and leaseback transaction as provided in clause (b) of Section 15.1.1 is subject to the following:

"15.6.1 The other Participants shall have received (1) an instrument of each lessor party to such transaction confirming the matters set forth in Section 15.6.3.2 hereof, (2) a certificate of such Participant to the effect that such transaction will satisfy the conditions set forth in Section 15.6 hereof, and all other provisions of this Participation Agreement, and (3) an opinion of counsel to such Participant with respect to the matters set forth in Sections 15.6.3.l and 15.6.3.4 hereof and to the effect that the documents and agreements relating to such transaction are not inconsistent with the requirements of Section 15.6.3 hereof.

"15.6.2 The Administrative Committee, based upon the instrument, the certificate and the opinion described in Section 15.6.l, shall have found, by unanimous resolution, such transaction to be consistent with Section 15 hereof. The representative of any Participant need not join in such finding if such transaction (1) is inconsistent with Section 15 hereof or (2) may, in some manner, materially impair the rights of such Participant to retain or obtain tax benefits arising from its property interest in ANPP.

"15.6.3 Such transaction, and the documents and agreements relating thereto, shall provide that:

"15.6.3.l The rights and remedies of the parties thereto shall be subject and subordinate to the rights and remedies of the Participants (other than (i) the Participant party thereto or (ii) any person who shall become a Participant in respect of the lessor's interest in ANPP under such transaction) under the Project Agreements;

"15.6.3.2 Except as provided in Sections 15.2.2 , 15.6.4 and 15.10 hereof, the Participant party thereto shall be and remain the sole "Participant" for all purposes of this Participation Agreement and the sole representative (with power to bind each lessor party to such transaction and each mortgagee, trustee and secured party of such lessor described in Section 15.l.2 hereof) in all dealings with the other Participants in relation to·the property, rights, titles and interests of such Participant transferred pursuant to such transaction;

"15.6.3.3 Any right conferred by Section 15.2 .2 hereof shall be exercised only in concert (through a single nominee, agent, receiver or subsequent transferee) with similar rights conferred by Section 15.2.2 hereof on parties to other sale and leaseback transactions involving the same Participant and interests in the same Generating Unit;

"15.6.3.4 All right to partitionment with respect to the interest acquired shall be waived by the lessor party to such transaction;

"15.6.3.5 Upon the expiration of the lease in such transaction and upon the Participant party thereto failing to purchase all the right, title and interest in ANPP and contractual rights related thereto necessary for the operation of such interest (a "Lessor's Interest") acquired by the lessor in such transaction, such lessor shall entertain cash bids from each other Participant for such Lessor's Interest; and

"15.6.3.6 The provisions of such transaction responsive to the foregoing Sections of this Section 15.6.3 shall remain in full force and effect until such time as the Administrative Committee shall otherwise consent.

"15.6.4 Such transaction may provide that the authority of the Participant party thereto described in Section 15.6.3.2 hereof shall not extend to approval of any amendment to the Participation Agreement the effect of which would be to reduce the Generation Entitlement Share in which the lessor or lessors party to such transaction have acquired an interest.

"15.7 Except to the extent provided in Section l5.10 hereof, a Participant shall not be released from any obligation under the Project Agreements notwithstanding any assumption of, or agreement to perform or discharge in whole or in part, such obligation by any other person in connection with a sale and leaseback transaction.
"15.8 Anything in a sale and leaseback transaction to the contrary notwithstanding: (1) the rights and remedies of the parties thereto shall be subject and subordinate to the rights and remedies of the Participants under the Project Agreements (including but not limited to Section 23 hereof), other than (i) the Participant party thereto and (ii) any person who shall become a Participant in respect of the lessor's interest in ANPP under such transaction; (2) no other Participant shall incur any obligations or liabilities in respect of such transaction; and (3) the lessor party thereto shall be bound by the provisions of Section 21 hereof (other than Section 2l.3) to the same extent as if such lessor were a Participant.
"15.9 If a Participant enters into a sale and leaseback transaction as provided in clause (b) of Section 15.1.1. such Participant shall indemnify all other Participants against any costs and expenses incurred by them because of such Participant's entering into such transaction.
"15.10 Upon a lease or sale to a person, partnership, corporation or governmental corporation or agency engaged in the generation, transmission or distribution of Energy (other than the Participant originally party to such transaction) (a "Transferee") of a Lessor's Interest acquired by a lessor in a sale and leaseback transaction:
"15.10.1 The Transferee shall be and become the sole "Participant" for all purposes of this Participation Agreement and the sole representative (with power to bind any lessor) in all dealings with the other Participants in relation to such interest;
"15.10.2 The Transferee (1) shall assume and agree, and be deemed to have assumed and agreed, fully to perform and discharge all obligations under the Project Agreements relating to such interest to the extent arising subsequent to such lease or sale, except obligations in respect of decommissioning and removing from service the Generating Unit to which such interest relates (the "Termination Obligation"), (2) if such Transferee was not previously a Participant, may assume and agree fully to perform and discharge all or any part of the Termination Obligation and, (3) if such Transferee is and was previously a Participant, shall assume and agree, and be deemed to have assumed and agreed, fully to perform and discharge the Termination Obligation;

"15.10.3 The Participant originally party to such transaction shall thereupon, with the consent (which consent shall not be withheld by any Participant unless a release would, in some manner, materially impair or materially adversely affect the rights of such Participant under this Participation Agreement or the rights or security of obligation holders of such Participant) of each other Participant, be released from all obligations under the Project Agreements so assumed and agreed to by the Transferee but only to the extent of such assumption and agreement; and

"15.10.4 The Transferee shall furnish to each other Participant evidence of such sale or lease and such assumption and agreement."

5.8.	Section 20.8 is amended by the addition of the following sentence at the end thereof:
"Each Participant shall have the right to have any lessor (and any trustee or trustees under a deed of trust, mortgage or indenture or any secured party or parties under a security agreement) in a sale and leaseback transaction named on all or any of the Project Insurance policies as loss payee or additional insured as its interest may appear, by notice in writing to the Project Manager or Operating Agent given in writing not less than thirty (30) days prior to the date proposed for such naming, which notice shall specify the name or names of such lessor and such additional information as may be necessary or required to permit it to be included on the policy(ies) of insurance."

5.9.	Section 32.1 is hereby deleted in its entirety and a new Section 32.1 is added as follows:
"32.1 All of the respective covenants and obligations of each of the Participants set forth and contained in the Project Agreements shall bind and shall be and become the respective covenants and obligations of:

"32.1.1    Each such Participant;

"32.1.2    All mortgagees, trustees and secured parties under all present and future mortgages, indentures and deeds of trust, and security agreements which are or may become a lien upon any of the interests of such Participant in ANPP; provided, however, that such covenants and obligations shall become binding upon such parties  only at the time of taking possession;

"32.1.3    All receivers, assignees for the benefit of creditors, bankruptcy trustees and referees of such Participant;

"32.1.4    All lessors under all future sale and leaseback transactions (or other person described in Section 15.l.2 hereof) involving interests in ANPP; provided, however, that such covenants and obligations shall become binding on such lessors (or other persons) only in accordance with Section 15.2.2 hereof;

"32.1.5    All receivers, assignees for the benefit of creditors, bankruptcy trustees and referees of such lessors;

"32.1.6    All Transferees pursuant to Section 15.10 hereof; provided, however, that such covenants and obligations shall become binding on a Transferee only in accordance with Section 15.10.2 hereof;

"32.1.7    All other persons, firms, partnerships or corporations claiming through or under any of the foregoing; and

"32.1.8    Any successors or assigns of any of those mentioned in Sections 32.1.1 through 32.1.7 hereof,

"and shall be covenants and obligations running with such Participant's respective rights, titles and interests in ANPP and in, to and under the Project Agreements, and shall be for the benefit of the respective rights, titles and interests of the Participants and their respective successors and assigns, in and to ANPP. It is the specific intention of this provision that all such covenants and obligations shall be binding upon any party which acquires any of the rights, titles and interests of any such Participant in ANPP or in, to and under· the Project Agreements and that all of the above-described persons and groups shall be obligated to use such Participant's rights, titles and interests in ANPP and/or in, to or under the Project Agreements for the purpose of discharging its covenants and obligations under the Project Agreements: except (i) that in the case of a partial assignment the assignee shall only be required to share in the cost of fulfilling the covenants and obligations of the assigning Participant in, to and under the Project Agreements to an extent proportionate or attributable to such assignment, (ii) the rights and obligations of any Fuel Lessor of any Participant shall be governed by the provisions of Section 15.4 hereof and (iii) the rights and obligations of any person specified in Sections 32.1.2, 32.1.4 and 32.1.6 hereof shall be governed as set forth in such Sections."

5.10.	Except as provided herein, the Participation Agreement, as amended by this Amendment No. 10, shall remain in full force and effect.

6.	Execution by Counterparts:

6.1.
This Amendment No .10 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument. Any signature page of this Amendment No. 10 may be detached from any counterpart of this Amendment No. 10 without impairing the legal effect of any signatures thereon, and may be attached to another counterpart of this Amendment No. 10 identical in form hereto but having attached to it one or more signature pages.

7.    Signature Clause:

7.1.
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 10 on behalf of the party for whom they sign. This Amendment No. 10 is hereby executed as of the 21st day of November, 1985.

ARIZONA PUBLIC SERVICE COMPANY

	By	/s/ [ILLEGIBLE]
	Its	Chief Executive Officer

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
By
Its	Its

SOUTHERN CALIFORNIA EDISON COMPANY

By
Its

7.	Signature Clause:

7.1.
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 10 on behalf of the party for whom they sign. This Amendment No. 10 is hereby executed as of the _______ day of October, 1985.

ARIZONA PUBLIC SERVICE COMPANY

By
Its

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
Its	Secretary	Its	President

SOUTHERN CALIFORNIA EDISON COMPANY

By
Its

7.	Signature Clause:

7.1.
The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 10 on behalf of the party for whom they sign. This Amendment No. 10 is hereby executed as of the _______ day of October, 1985.

ARIZONA PUBLIC SERVICE COMPANY

By
Its

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT
ATTEST AND COUNTERSIGN:
By
Its	Its

SOUTHERN CALIFORNIA EDISON COMPANY

	By	/s/ [ILLEGIBLE]
Its

PUBLIC SERVICE COMPANY OF NEW MEXICO

	By	/s/ [ILLEGIBLE]
	Its	Senior Vice President Power Supply

EL PASO ELECTRIC COMPANY

By
Its

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION
ATTEST:
By
Its	Its

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

	By	/s/ [ILLEGIBLE]
	Its	Senior Vice President

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION
ATTEST:
By
Its	Its

PUBLIC SERVICE COMPANY OF NEW MEXICO

By
Its

EL PASO ELECTRIC COMPANY

By
Its

SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION
ATTEST
/s/ [ILLEGIBLE]		By	/s/ [ILLEGIBLE]
Its	Asst. Secretary	Its	President

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this _21st_ day of __November__, 1985 before me, the undersigned Notary Public, personally appeared ___Keith L. Turley________ who acknowledged himself to be the Chairman of the Board of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Chief Executive Officer .

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public
My commission expires:

STATE OF ARIZONA	)
	)	ss.
County of Maricopa	)

On this _5th_ day of __November__, 1985 before me, the undersigned Notary Public, personally appeared ___JOHN R. LASSEN________ and ___PAUL D. RICE________ who acknowledged themselves to be the _____PRESIDENT_____ and _____SECRETARY_____ of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the district by themselves as such ____PRESIDENT_____ and _____SECRETARY_____.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public
My commission expires:

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this _21st_ day of __November__, 1985 before me, the undersigned Notary Public, personally appeared ______[ILLEGIBLE]_____ who acknowledged himself to be the Exec. Vice President_ of SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Exec. Vice President_.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public
My commission expires:

STATE OF NEW MEXCO	)
	)	ss.
County of Bernalillo	)

On this _31st_ day of __October__, 1985 before me, the undersigned Notary Public, personally appeared ______J. L. Wilkins_____ who acknowledged himself to be the Senior Vice President_ of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such Senior Vice President_.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public
My commission expires:
July 1, 1988

STATE OF TEXAS	)
	)	ss.
County of El Paso	)

On this _1st_ day of __November__, 1985 before me, the undersigned Notary Public, personally appeared ______R. E. York_____ who acknowledged himself to be the SR. Vice Pres._ of EL PASO ELECTRIC COMPANY, a Texas corporation, and that as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such SR. Vice Pres._.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public
My commission expires:
7-3-89

STATE OF CALIFORNIA	)
	)	ss.
County of Los Angeles	)

On this _6th_ day of __November__, 1985, before me, the undersigned Notary Public, personally appeared ___[ILLEGIBLE]________ and ___[ILLEGIBLE]________ who acknowledged themselves to be the _____[ILLEGIBLE]____ and ____[ILLEGIBLE]_____ of SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY (doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION), a California joint powers agency, and that they as such officers, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the agency by themselves as such _____[ILLEGIBLE]____ and ____[ILLEGIBLE]_____.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ [ILLEGIBLE]
Notary Public
My commission expires: